UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2005
AirNet Systems, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-13025	31-1458309

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
7250 Star Check Drive, Columbus, Ohio 43217

(Address of principal executive offices) (Zip Code)
(614) 409-4900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          As previously reported in the Current Report on Form 8-K filed by AirNet Systems, Inc. (“AirNet”) on October 28, 2005, on October 26, 2005, AirNet entered into a letter of intent for the sale of AirNet to a nationally recognized private equity investment firm in a going private transaction for $4.55 per share. The letter of intent, which was unanimously recommended to AirNet’s Board of Directors (the “Board”) by the Special Committee of the Board and unanimously approved by AirNet’s Board, provided the private equity investment firm with exclusivity until November 30, 2005 to complete its confirmatory due diligence and execute a definitive merger agreement but further provided that such date might be extended by mutual consent under certain circumstances until December 15, 2005.
          On December 1, 2005, AirNet issued a press release (the “Release”) announcing that the private equity investment firm sought to extend such exclusivity period until December 15, 2005 to complete its confirmatory due diligence, which is currently on-going, and that the Special Committee of AirNet’s Board agreed to such extension on behalf of AirNet.
          While AirNet expects to be able to enter into a definitive agreement with the private equity investment firm prior to December 15, 2005, there can be no assurances that such an agreement will be executed or that, if it is, it will contain the same terms as those described in the Release or as previously disclosed.
          In addition, as previously reported in the Current Report on Form 8-K filed by AirNet on January 10, 2005, on January 5, 2005, AirNet’s Board engaged Brown Gibbons Lang & Company (“BGL”) to serve as AirNet’s exclusive financial advisor and investment banker to review, develop and evaluate various strategic alternatives to enhance shareholder value.
          In the Release, AirNet announced that while BGL continues in its role as financial advisor in connection with the proposed going private transaction, the Special Committee of the Board has engaged Giuliani Capital Advisors LLC as a second independent financial advisor to provide a fairness opinion to AirNet’s Board in connection with the offer of $4.55 per share contemplated by the letter of intent.
          A copy of the Release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (a) through (c) Not applicable
          (d) Exhibits:
          The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release issued by AirNet Systems, Inc. on December 1, 2005

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: December 1, 2005	By:	/s/ Gary W. Qualmann

Gary W. Qualmann
Chief Financial Officer, Treasurer and
Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News release issued by AirNet Systems, Inc. on December 1, 2005